UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 12, 2012

FIRSTMERIT CORPORATION

(Exact name of registrant as specified in its charter)

Ohio	0-10161	34-1339938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

III Cascade Plaza, 7th Floor, Akron, Ohio		44308
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (330) 996-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 12, 2012, FirstMerit Corporation, an Ohio corporation (“FirstMerit”) and Citizens Republic Bancorp, Inc. (“Citizens”), a Michigan corporation, entered into an Agreement and Plan of Merger (the “Merger Agreement”).

The Merger Agreement provides that Citizens will merge with and into FirstMerit (the “Merger”) and each share of Citizens common stock will be cancelled and converted into the right to receive 1.37 shares of FirstMerit common stock (except that any shares of Citizens common stock that are owned by Citizens, FirstMerit or any of their respective subsidiaries, other than in a fiduciary capacity, will be cancelled without any consideration therefor). Each outstanding option to acquire, and each outstanding equity award relating to, one share of Citizens common stock will be converted into an option to acquire, or an equity award relating to, 1.37 shares of FirstMerit common stock, as applicable. As a result of the Merger, the former shareholders of Citizens will become shareholders of FirstMerit. At the effective time of the Merger, the Fixed Rate Cumulative Perpetual Preferred Stock, Series A, of Citizens issued to the United States Treasury as part of the Troubled Assets Relief Program (the “TARP Preferred”), will be cancelled and converted into the right to receive cash in the aggregate amount equal to the liquidation preference of the TARP Preferred plus all accrued, cumulated and unpaid dividends thereon.

The Merger Agreement provides that upon completion of the Merger, FirstMerit will increase its board of directors by two directors. The new directorships will be filled with current members of the Citizens board as selected by the Citizens board, and the selected directors must be reasonably acceptable to FirstMerit’s board.

FirstMerit and Citizens have each made customary representations, warranties and covenants in the Merger Agreement, including, among others, covenants to conduct their businesses in the ordinary course between the execution of the Merger Agreement and the completion of the Merger and covenants not to engage in certain kinds of transactions during that period.

Consummation of the Merger is subject to customary conditions, including, among others, (i) approval of the stockholders of each of FirstMerit and Citizens, (ii) absence of any material adverse effect, (iii) absence of any order or injunction prohibiting the consummation of the Merger, (iv) the registration statement of FirstMerit filed on Form S-4 having become effective, (v) shares of FirstMerit common stock to be issued in connection with the Merger having been approved for listing on the Nasdaq Stock Market, (vi) subject to certain exceptions, the accuracy of representations and warranties with respect to FirstMerit’s and Citizens’s business, as applicable, (vii) compliance with FirstMerit’s and Citizens’ respective covenants, (viii) receipt of customary tax opinions, (ix) receipt of all required regulatory approvals from, among others, various banking regulators and the United States Treasury, and (x) no materially adverse condition or restriction is included in any such regulatory approval.

The Merger Agreement contains certain termination rights for both FirstMerit and Citizens, and further provides that, upon termination of the Merger Agreement under specified circumstances, a party would be required to pay to the other party a termination fee of $37.5 million and the other party’s fees and expenses.

The Merger Agreement has been filed to provide security holders with information regarding its terms. It is not intended to provide any other factual information about FirstMerit, Citizens or their respective subsidiaries and affiliates. The Merger Agreement contains representations and warranties by each of the parties to the Merger Agreement. These representations and warranties were made solely for the benefit of the other party to the Merger Agreement and (a) are not intended to be treated as categorical statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate, (b) may have been qualified in the Merger Agreement by confidential disclosure schedules that were delivered to the other party in connection with the signing of the Merger Agreement, which disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement, (c) may be subject to standards of materiality applicable to the parties that differ from what might be viewed as material to stockholders and (d) were made only as of the date of the Merger Agreement or such other date or dates as may be specified in the Merger Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in public disclosures by FirstMerit or Citizens. Accordingly, you should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of FirstMerit or Citizens.

The foregoing description of the Merger Agreement is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated into this report by reference.

ITEM 8.01	OTHER EVENTS

On September 13, 2012, FirstMerit and Citizens issued a joint press release announcing the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this report by this reference.

* * * * * *

CAUTIONARY STATEMENTS REGARDING FORWARD-LOOKING INFORMATION

This document contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words such as “believe,” “expect”, “anticipate”, “intend”, “target”, “estimate”, “continue”, “positions”, “prospects”, “potential” “would”, “should”, “could” “will” or “may”. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time, and these statements may not be realized. Forward-looking statements speak only as of the date they are made and neither FirstMerit nor Citizens have any duty to update forward-looking statements.

In addition to factors previously disclosed in FirstMerit’s and Citizen’s reports filed with the SEC and those identified elsewhere in this press release, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the possibility that regulatory and other approvals and conditions to the transaction are not received or satisfied on a timely basis or at all, or contain unanticipated terms and conditions; the possibility that modifications to the terms of the transactions may be required in order to obtain or satisfy such approvals or conditions; the timing of approvals by Citizen’s and FirstMerit’s shareholders; delays in closing the Merger and the Merger of the parties’ bank subsidiaries; difficulties, delays and unanticipated costs in integrating the merging organizations’ businesses or realizing expected cost savings and other benefits; business disruptions as a result of the integration of the merging organizations, including possible loss of customers; diversion of management time to address transaction related issues; changes in asset quality and credit risk as a result of the Merger; changes in customer borrowing, repayment, investment and deposit behaviors and practices; changes in interest rates, capital markets, and local economic and national economic conditions; markets for and terms realizable on the proposed issuances of debt and preferred stock by FirstMerit; the timing and success of new business initiatives; competitive conditions; and regulatory conditions.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This document does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the proposed Merger between FirstMerit and Citizens, FirstMerit will file with the U.S. Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 that will include a joint proxy statement of FirstMerit and Citizens that also constitutes a prospectus of FirstMerit. FirstMerit and Citizens will deliver the joint proxy statement/prospectus to their respective shareholders. FirstMerit and Citizens urge investors and shareholders to read the joint proxy statement/prospectus regarding the proposed Merger when it becomes available, as well as other documents filed with the SEC, because they will contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from FirstMerit’s website (www.firstmerit.com) under the heading “Investors” and then under the heading “Publications and Filings.” You may also obtain these documents, free of charge, from Citizens’ website (www.citizensbanking.com) under the tab “Investors” and then under the heading “Financial Documents” and then under the heading “SEC Filings.”

PARTICIPANTS IN THE MERGER SOLICITATION

FirstMerit, Citizens, and their respective directors, executive officers and certain other members of management and employees may be soliciting proxies from FirstMerit and Citizens shareholders in favor of the Merger and related matters. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of FirstMerit and Citizens shareholders in connection with the proposed Merger will be set forth in the joint proxy statement/prospectus when it is filed with the SEC. You can find information about FirstMerit’s executive officers and directors in its definitive proxy statement filed with the SEC on March 8, 2012. You can find information about Citizens’ executive officers and directors in its definitive proxy statement filed with the SEC on March 12, 2012. Additional information about FirstMerit’s executive officers and directors and Citizens’ executive officers and directors can be found in the above-referenced Registration Statement on Form S-4 when it becomes available. You can obtain free copies of these documents from FirstMerit and Citizens using the contact information above.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated September 12, 2012, by and between FirstMerit Corporation and Citizens Republic Bancorp, Inc. (Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.)

99.1	Press Release issued jointly by FirstMerit and Citizens

99.2	Investor Presentation, dated September 13, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRSTMERIT CORPORATION

By:	/s/ Terrence E. Bichsel
Name:	Terrence E. Bichsel
Title:	Executive Vice President and Chief Financial Officer

Dated: September 13, 2012

EXHIBIT INDEX

Exhibit No.	Exhibit Description

2.1	Agreement and Plan of Merger, dated September 12, 2012, by and between FirstMerit Corporation and Citizens Republic Bancorp, Inc. (Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the Securities and Exchange Commission upon request.)

99.1	Press Release issued jointly by FirstMerit and Citizens

99.2	Investor Presentation, dated September 13, 2012